UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 23, 2010
QUIDEL CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)

10165 McKellar Court
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:           (858) 552-1100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On February 23, 2010, the Board of Directors of Quidel Corporation (the “Company”) approved an increase in the annual base salary for Douglas C. Bryant, the Company’s President and Chief Executive Officer; and, on February 26, 2010, the Compensation Committee approved an increase in the annual base salaries for each of the Company’s other executive officers, with all such annual base salary increases effective as of March 1, 2010 (collectively and as set forth on Exhibit 10.1 hereto, the “2010 Annual Base Salaries”). The 2010 Annual Base Salaries are set forth on Exhibit 10.1 hereto and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibit is filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit
10.1	2010 Annual Base Salaries for the Company’s Executive Officers, effective as of March 1, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
          Date: March 1, 2010

QUIDEL CORPORATION
By:	Robert J. Bujarski
	Name:	Robert J. Bujarski
	Its:	Senior Vice President, Business Development and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	2010 Annual Base Salaries for the Company’s Executive Officers, effective as of March 1, 2010.
[Signature Page to First Amendment]